Supplement dated February 13, 1998 to Prospectus, as supplemented to date, of

                        SIERRA TRUST FUNDS (the "Trust")
                            (dated October 31, 1997)

The Prospectus referred to above is amended and supplemented as follows:

     The Trust's Board of Trustees has approved the termination of the sub-advisory agreement with respect to the Emerging Growth Fund. Accordingly, it is expected that on or about March 23, 1998, Composite Research & Management Co. ("Composite") will begin managing the portfolio of the Emerging Growth Fund without a sub-advisor.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                               Sierra Trust Funds
                                 P.O. Box 5118
                       Westboro, Massachusetts 01581-5118